CHENIERE ENERGY, INC. CHENIERE ENERGY, INC. NYSE American: LNG Corporate Presentation December 2019

Safe Harbor Statements Forward-Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical or present facts or conditions, included or incorporated by reference herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things: • statements regarding the ability of Cheniere Energy Partners, L.P. to pay distributions to its unitholders or Cheniere Energy, Inc. to pay dividends to its shareholders or participate in share or unit buybacks; • statements regarding Cheniere Energy, Inc.’s or Cheniere Energy Partners, L.P.’s expected receipt of cash distributions from their respective subsidiaries; • statements that Cheniere Energy Partners, L.P. expects to commence or complete construction of its proposed liquefied natural gas (“LNG”) terminals, liquefaction facilities, pipeline facilities or other projects, or any expansions or portions thereof, by certain dates or at all; • statements that Cheniere Energy, Inc. expects to commence or complete construction of its proposed LNG terminals, liquefaction facilities, pipeline facilities or other projects, or any expansions or portions thereof, by certain dates or at all; • statements regarding future levels of domestic and international natural gas production, supply or consumption or future levels of LNG imports into or exports from North America and other countries worldwide, or purchases of natural gas, regardless of the source of such information, or the transportation or other infrastructure, or demand for and prices related to natural gas, LNG or other hydrocarbon products; • statements regarding any financing transactions or arrangements, or ability to enter into such transactions; • statements regarding the amount and timing of share repurchases; • statements relating to the construction of our proposed liquefaction facilities and natural gas liquefaction trains (“Trains”) and the construction of our pipelines, including statements concerning the engagement of any engineering, procurement and construction ("EPC") contractor or other contractor and the anticipated terms and provisions of any agreement with any EPC or other contractor, and anticipated costs related thereto; • statements regarding any agreement to be entered into or performed substantially in the future, including any revenues anticipated to be received and the anticipated timing thereof, and statements regarding the amounts of total LNG regasification, natural gas, liquefaction or storage capacities that are, or may become, subject to contracts; • statements regarding counterparties to our commercial contracts, construction contracts and other contracts; • statements regarding our planned development and construction of additional Trains or pipelines, including the financing of such Trains or pipelines; • statements that our Trains, when completed, will have certain characteristics, including amounts of liquefaction capacities; • statements regarding our business strategy, our strengths, our business and operation plans or any other plans, forecasts, projections or objectives, including anticipated revenues, capital expenditures, maintenance and operating costs, cash flows, EBITDA, Adjusted EBITDA, distributable cash flow, and distributable cash flow per share and unit, any or all of which are subject to change; • statements regarding projections of revenues, expenses, earnings or losses, working capital or other financial items; • statements regarding legislative, governmental, regulatory, administrative or other public body actions, approvals, requirements, permits, applications, filings, investigations, proceedings or decisions; • statements regarding our anticipated LNG and natural gas marketing activities; and • any other statements that relate to non-historical or future information. These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “contemplate,” “develop,” “estimate,” “example,” “expect,” “forecast,” “goals,” ”guidance,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” “strategy,” “target,” and similar terms and phrases, or by use of future tense. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc. and Cheniere Energy Partners, L.P. Annual Reports on Form 10-K filed with the SEC on February 26, 2019, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors.” These forward-looking statements are made as of the date of this presentation, and other than as required by law, we undertake no obligation to update or revise any forward-looking statement or provide reasons why actual results may differ, whether as a result of new information, future events or otherwise. Reconciliation to U.S. GAAP Financial Information The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, as amended. Schedules are included in the appendix hereto that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP. 2

CHENIERE ENERGY, INC. COMPANY OVERVIEW

2019 Highlights

Execution

Corpus Christi Liquefaction

Train 1 Completed February
DFCD Achieved June

Train 2 Completed August

Sabine Pass Liquefaction

Train 5 Completed March
DFCD Achieved September

Train 6 Full NTP June

Long-Term Customers Onboarded

IBERDROLA, TRAFIGURA, TOTAL, PGNiG, PERTAMINA, centrica, endesa

Growth

Positive Final Investment Decision

Sabine Pass Train 6

FERC Approval Received

Corpus Christi Stage 3

Integrated Production Marketing (IPM) Transactions

Apache

0.85 mtpa – 15 years

eog resources

0.85 mtpa – 15 years

Financial

Increased Run-Rate Production and Guidance

($ billions, production mtpa per Train)	Old			New		
Production (20-year avg.)	4.4	-	4.9	4.7	-	5.0
Consolidated Adjusted EBITDA	$4.4	-	$4.9	$5.2	-	$5.6
Distributable Cash Flow	$2.1	-	$2.6	$2.5	-	$2.9

Capital Allocation Framework

✓ Invest in accretive growth projects
  - SPL T6, Corpus Stage 3, debottlenecking projects

✓ Strengthen our balance sheet
  - Reduce consolidated debt $3-4B
  - Target investment grade ratings at CEI

✓ Return capital to shareholders
  - 3-year $1B share repurchase program

Note: Consolidated Adjusted EBITDA and Distributable Cash Flow are non-GAAP measures. A definition of these non-GAAP measures is included in the appendix. We have not made any forecast of net income on a run-rate basis, which would be the most directly comparable measure under GAAP, and we are unable to reconcile differences between these run-rate forecasts and net income.
DFCD – Date of First Commercial Delivery.

4

CHENIERE

Vision: To Provide Clean, Secure, and Affordable Energy to the World Customer Focus Liquefaction Platform Growth Leverage expansive infrastructure footprint, Focus on long-term relationships with 13 operating expertise, and increasing balance long-term customer contracts in effect and 7 sheet strength more to begin in early 2020s Extensive infrastructure and land position at Commercial innovation with FOB, DES, and Corpus Christi site provides opportunity for IPM contracts further capacity expansion Operational Excellence Capital Allocation Framework Invest in accretive growth projects, such as Track record for completing Trains safely, on SPL T6, Corpus Stage 3, and debottlenecking time, and on budget Strengthen our balance sheet and ensure History of increasing total production capacity resiliency of investment-grade metrics Reliable production and stability of operations Capital return to shareholders via share repurchase program 5

Building an Industry Leading U.S. LNG Export Platform





~1,500 Employees

6 Offices Worldwide

Houston | Washington D.C. | London

Tokyo | Beijing | Singapore

Sabine Pass Liquefaction Project

~30 mtpa[1] Liquefaction Capacity

- Trains 1-5 operating, contracts with long-term buyers commenced
- Train 6 under construction, est. completion 1H 2023

Corpus Christi LNG Terminal

~15 mtpa[1] Liquefaction Capacity

- First greenfield LNG export facility in U.S. Lower-48
- Train 1 operating, contracts with long-term buyers commenced
- Train 2 operating, completed August 2019
- Train 3 under construction, est. completion 1H 2021
- FERC approval for ~10 mtpa Stage 3 expansion project received November 2019
- Land position enables significant further liquefaction capacity expansion

(1) Each Train is expected to have a nominal production capacity, prior to adjusting for planned maintenance, production reliability, potential overdesign, and debottlenecking opportunities, of approximately 4.5 mtpa of LNG and an average adjusted nominal production capacity of approximately 4.7-5.0 mtpa of LNG on a run rate basis.

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CHENIERE

Integrated Platform Creates Commercial Advantage Market leading position along the value chain GAS SUPPLY LIQUEFACTION PORTFOLIO OPTIMIZATION Strong relationships, scale and diversity Best-in-class operations, economically- Commercial flexibility and global market difficult to replicate advantaged expansion opportunities access unlock value ▪ Significant consumer of U.S. natural gas ▪ Second largest operator of liquefaction ▪ Loaded over 200 vessels in 2017, over 270 (1) ▪ Capacity holder on most Gulf Coast capacity in the world in 2018, and over 325 in 2019 interstate pipelines, largest shipper on ▪ Approximately 40% of U.S. LNG export ▪ Cheniere Marketing delivered Transco and KMLP capacity either in operation or under approximately 350 cargoes to date ▪ Over 3,300 TBtu nominated to SPL/CCL, construction ▪ Chartered more than 170 LNG carriers with near-perfect scheduling efficiency ▪ Firm portfolio volumes used to structure term since startup, with up to 30 on the water ▪ Established relationships with major deals to enable long-term growth simultaneously producers and marketers, executed enabling ▪ Platform for continued capacity expansion agreements with over 200 counterparties 7 (1) Cargoes exported as of October 31, 2019.

Stable, Contracted Cash Flows from Creditworthy Customers ▪ “Take or pay” style long-term agreements with ~$5.5bn of annual fixed fees(1) ▪ All counterparties rated as investment grade by at least two of the three major agencies (S&P, Moody’s, Fitch) or deemed creditworthy by lenders ▪ Average portfolio rating of A+ / A2 / A and BBB+ / Baa1 / BBB+ for SPL and CCL, respectively ▪ Average remaining life of contracts ~19 years Liquefaction Platform ~80% Contracted(1) on a Long-Term Basis with Creditworthy Counterparties 8 (1) Excludes IPM transactions with Apache and EOG Resources.

Cheniere LNG Exports More Than 850 Cargoes (~60 Million Tonnes) Exported from our Liquefaction Projects London, U.K. Washington, DC Beijing, China Tokyo, Japan Houston, TX Singapore Cheniere LNG Exports by Destination Region MT 10 8 6 4 2 0 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Sources: Cheniere Research, Kpler Asia Latin America Europe MENA Note: Cumulative cargoes and volumes as of October 31, 2019. MENA – Middle East & North Africa 9

Cheniere: A Top Global LNG Supplier and Operator

Became the 4th Largest Global LNG Supplier in 2019

Volumes for projects existing and under construction


mtpa
90
80
70
60
50
40
30
20
10
0
CHENIERE
Qatargas
Shell
PETRONAS
Cheniere
Total
Chevron
Naturgy
BP

Became the 2nd Largest Global LNG Operator in 2019

Data represent nameplate capacities


mtpa
80
70
60
50
40
30
20
10
0
CHENIERE
Qatargas
Cheniere
Petronas
Sonatrach
Chevron
Woodside
Badak
Nigeria LNG

Construction Time: FID to Project Startup

Seven trains brought online ahead of schedule and within budget with a 42-44 month construction time


Months
90
80
70
60
50
40
30
20
10
0
U.S.
ROW
O = Operational
U = Under Construction
CHENIERE
Corpus Christi Trains 1 & 2
Sabine Pass Train 5
Sabine Pass Trains 1 & 2
Sabine Pass Train 3 & 4
O O O O O O O U O O O O O O O U U U U O U O

10

Note: Suppliers chart excludes suspended projects. Where players are selling to each other, e.g., where Cheniere sells to Shell, the contracts are counted twice. Operators chart data represent nameplate capacities. Capacities and volumes shown above for full year 2020.
Source: Cheniere interpretation of Wood Mackenzie data (Q4 2019; only companies included in the Corporate Service)

Note: Excludes Corpus Christi Train 3 and Sabine Pass Train 6, currently under construction.
Source: Cheniere interpretation of Wood Mackenzie data (Q4 2019)

CHENIERE

Competitive Differentiators Drive Continued Growth

Over 9 mtpa of long-term deals executed since early 2018

Capitalizing on competitive strengths to provide a differentiated product and underwrite new liquefaction capacity

Transaction Features:

✓ Early Volumes ✓ Delivered Volumes ✓ Price and Volume Flexibility

Counterparty	Structure	LT Volume (mtpa)[1]	Start (year)	Term (years)[1]	Allocated Train
TRAFIGURA	FOB	1.00	2019	15	CCL T3
PetroChina	FOB/DES	1.20[2]	2018	25	CCL T3
CPC Corporation	DES	2.00	2021	25	CMI
Vitol	FOB	0.70	2018	15	SPL T6
PGNiG	DES	1.45	2019	24	CMI
PETRONAS	FOB	1.10	2024	20	SPL T6
Apache	IPM	0.85[3]	~2023	~15	CCL Stage 3
eog resources	IPM	0.85[3]	2020	~15	CCL Stage 3
Total		9.15			



Liquefaction Capacity
9 Trains, ~45 mtpa adjusted nominal capacity
Term Offtake
80-95% contracted
CMI Portfolio Volumes
Additional Term Offtake (FOB, DES, IPM)
Early Volumes
Short and Mid-Term Monetization
Additional Liquefaction Capacity
Corpus Stage 3 regulatory approval complete
Additional capacity in development

Depth of expertise and portfolio provide major competitive advantages

(1) Volumes are approximate. For some SPAs, a portion of the total volume may be supplied over a period that is shorter than the entire contract term.
(2) PetroChina entered into two LNG SPAs with Cheniere subsidiaries for an aggregate volume of ~1.2 mtpa, with a portion of the supply beginning in 2018 and the balance beginning in 2023.
(3) LNG volume associated with the gas supply volume.

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CHENIERE

Integrated Production Marketing (IPM) Transactions Continued Innovation Driving Commercial Success: FOB + DES + IPM How IPM Works Core Principles ▪ Producers will sell natural gas to Cheniere (Corpus Christi) on a ▪ Provides producers long-term, reliable market ensuring gas flows long-term basis ▪ Producers obtain diversity of pricing versus NYMEX or local prices ▪ Cheniere will market the LNG associated with the gas supply ▪ Generates a take-or-pay style fixed liquefaction fee for Cheniere ▪ Producers realize a gas price based on global gas market price from creditworthy counterparties, similar to standard HH-linked less fixed liquefaction fee and certain costs incurred by Cheniere LNG deal ▪ Secures supply for Corpus Christi and leverages Cheniere’s access to global gas market prices Transaction Overview Natural Gas LNG Global LNG Market Global Gas Market Prices Less Fixed Liquefaction Fee & Certain Global Gas Market Prices Other Costs 12

Positioned for Growth in Corpus Christi Stage 3 Corpus Christi Stage 3 ▪ FERC approval received November 2019 ▪ ~10 mtpa incremental liquefaction capacity ▪ Seven midscale liquefaction trains ▪ Stage 3 to share significant infrastructure with Stages 1 & 2 ▪ Final Investment Decision (FID) targeted in 2020 ▪ Full Substantial Completion targeted by 2025 Corpus Christi Additional Future Development Potential ▪ Significant land position provides opportunity for further liquefaction capacity expansion Stage 3 Stage 1 ▪ Advantaged location with proximity to pipeline infrastructure Shared (currently in operation or Stage 2 development and natural gas resources under construction) Leveraging shared infrastructure to deliver world-class, Future Development Potential cost competitive LNG growth platform Artist rendering 13

Cheniere Investment Thesis Premier LNG provider with substantial asset platform and proven track record of execution Full-service LNG offering enables solutions tailored to customer needs Significant, stable, long-term cash flows from take-or-pay style agreements with creditworthy counterparties Potential cash flow growth from portfolio volumes and economically attractive liquefaction expansions Strong global LNG demand fundamentals call for LNG supply growth Investments along LNG value chain support core liquefaction business 14

LIQUEFACTION PROJECTS UPDATE

Leading Project Partners Sabine Pass Liquefaction Project Corpus Christi Liquefaction Terminal Reliable Proven Partners Creditworthy Counterparties 16 Note: SPA counterparties exclude SPAs with Cheniere Marketing which have not been assigned to a specific Train or project.

Operational Excellence Drives Asset Optimization Maintenance optimization, production optimization, and debottlenecking opportunities have led to higher expected run-rate production levels Trains Operational Run-Rate Adjusted Nominal Liquefaction Capacity Per Train Range 3 April 4.3 4.6 MTPA MTPA 2017 0 SPL CCL 4 November 4.4 4.9 2018 MTPA MTPA 0 SPL CCL 5 June 4.7 5.0 MTPA MTPA 2019 1 SPL CCL 4.0 4.1 4.2 4.3 4.4 4.5 4.6 4.7 4.8 4.9 5.0 17

Sabine Pass Liquefaction Update

Total Investment: ~$22B

Liquefaction Operations

- ✓ 5 Trains in operation
- ✓ Increased production via maintenance optimization and debottlenecking
- ✓ ~800 cargoes produced and exported

Growth

- ✓ Train 6 positive FID May 2019
  - Expected completion 1H 2023
  - Project completion 38.1%
- ✓ 3rd berth Environmental Assessment received



Sabine Pass Train 6 in foreground

Note: Cumulative cargoes as of October 31, 2019. Project completion percentages as of September 30, 2019. Total investment excludes cost of regasification assets and the Creole Trail Pipeline.

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CHENIERE

Corpus Christi Liquefaction Update

Total Investment: ~$16B



Corpus Christi Train 3 in foreground

Liquefaction Operations

- ✓ 2 Trains in Operation
- ✓ Increased production via maintenance optimization and debottlenecking
- ✓ >50 cargoes produced and exported

Growth

- ✓ Train 3 under construction
  - Expected completion 1H 2021
  - Project completion 68.6%
- ✓ FERC approval for ~10 mtpa Stage 3 expansion received November 2019
- ✓ Land position enables significant further liquefaction capacity expansion

Note: Cumulative cargoes as of October 31, 2019. Project completion percentages as of September 30, 2019.

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CHENIERE

LNG MARKET UPDATE

Current LNG Market Dynamics YoY LNG Supply Growth per Quarter Europe Continued Absorbing Market Oversupply MT MT LNG Imports: Europe 14 9 12 4Q18 – 3Q19 Avg. 10 6 8 1Q16 – 3Q18 Avg. 6 4 3 2 5-Yr Range 0 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2019 0 2016 2017 2018 2019 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec LNG Capacity Additions MT LNG Demand Growth mtpa 450 45 Atlantic Basin Pacific Basin 425 408 40 400 400 389 35 375 30 375 351 25 350 20 Shaded capacity represents projects under construction 325 314 15 300 10 5 275 - 250 2018 2019 2020 2021 2022 2023 2018 2019 2020 2021 2022 2023 21 Note: Five-year ranges cover 2014-2018. European imports chart includes Turkey. Source: Cheniere interpretation of Wood Mackenzie (3Q 2019) and Kpler data

Supply Growth Continued Pressure on Market Pricing 2019 Incremental Global LNG Supply/Demand Year over Year Supply / Demand Variance 3Q 2018 vs. 3Q 2019 MT MT 14 14 Global Supply LNG Demand LNG Supply 12 Asia Demand 10 12 2.3 8 6 4 (0.7) 9.75 2 10 2.6 0 (1.2) Other -2 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 8 6.7 AUS Commodity Prices 6 European imports increased to a record 18.4 MT in 3Q, $/MMBtu nearly double prior year 15 Asian demand increased due to demand growth in RUS Forward Curves 4 South and SE Asia, despite declines in Japan and South Korea Rest of US 10 MENA imports decreased due to increased East Mediterranean gas output and the end of Egyptian LNG 2 imports 5 Americas demand decreased due to declines in Cheniere Argentina, Brazil, and Chile 0 0 Europe Asia NW Europe MENA Americas LNG Supply Jan-18 Apr-18 Jul-18 Oct-18 Jan-19 Apr-19 Jul-19 Oct-19 Jan-20 Apr-20 Jul-20 (ex-NW) Henry Hub Brent TTF Asia LNG Spot 22 Source: Cheniere Research, Kpler for trade data, Bloomberg, CME, ICE, Platts, Japan Ministry of Finance

Europe Continuing to Absorb LNG Supply Growth LNG Imports in Europe Gas Storage in Europe Gas Power Generation in Europe MT 9 % of Full aGWh/d Germany France Italy Spain 100 2000 8 75 1500 7 50 1000 5-Yr Range 25 2019 500 6 2018 0 0 5 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Q3 2018 Q3 2019 Total Pipeline Flows LNG supply wave absorbed largely by 4 Bcf/d Europe, pushing LNG prices down and gas 34 2016 2017 2018 2019 storage levels up, and incentivizing gas power 3 32 generation 30 Market currently balanced heading into winter 2 28 withdrawal season 26 5-Yr Range 1 24 Reduced pipeline flows and negative news 2018 flow on Groningen, French nuclear fleet, and 22 2019 lack of progress on Ukraine transit agreement 0 20 present potential tailwinds Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Sources: GIE, Kpler, Commodity Essentials via ENTSO, Bloomberg 23 Note: Monthly storage balances reflect end of month levels

Asian LNG Demand Markets Asia LNG Imports China Coal-Fired Power Capacity China Gas-Fired Power Capacity MT GW GW 25 Coal Capacity Gas Capacity 1200 Coal Share in Power Capacity Mix 70% 100 Gas Share in Power Capacity Mix 5.0% 90 4.5% 1000 60% 80 4.0% 20 50% 70 3.5% 800 60 3.0% 40% 15 600 50 2.5% 30% 40 2.0% 5-Yr Range 400 2018 30 1.5% 2019 20% 10 20 1.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 200 10% 10 0.5% 0 0.0% MT Asia Imports Year over Year 0 0% 3 3Q 2019 vs. 3Q 2018 2 1 ▪ Asia LNG imports grew 5% year over year due to higher imports into China and South and Southeast Asia, despite downward pressure in Japan, Korea and Taiwan 0 due to strong nuclear generation -1 ▪ Strict nuclear retrofit requirements in Japan and anti-pollution efforts in China and -2 S & SE Asia China JKT South Korea offer upside to Asia LNG demand Bangladesh India Indonesia Malaysia Pakistan Singapore Thailand Sources: Cheniere Research, Kpler, MEE 24 Note: South Asia includes India, Pakistan, Bangladesh; Southeast Asia includes Thailand, Indonesia, Malaysia, Singapore

Henry Hub Pricing Attractive as Domestic Production Grows Top Global LNG Suppliers Projected Growth by Basin Through December 2020 MT (YTD through 3Q19) Bcf/d 2 70 60 58 1.4 60 1 0.8 0.7 50 40 0 30 26 22 19 20 16 (0.4) 10 (1) 10 (1.1) 0 (2) Qatar Australia USA Russia Malaysia Nigeria Trinidad Permian Haynesville Marcellus/Utica Other Total The US is now a top-3 global LNG supplier Permian is the fastest growing basin in the world Bcf/d Lower 48 Dry Gas Production Henry Hub Forward Curves 95 3.75 90 +~6.0 Bcf/d YoY 3.25 85 80 2.75 75 70 2.25 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2018 2019 Current Strip 3 Months Ago 1 Year Ago 2019 to be one of the largest YoY Bcf/d increase in gas production Henry Hub curve under $3 until late 2020s 25 Source: Genscape, Bloomberg, SpringRock, Cheniere Research as of 3Q 2019.

>100 MTPA of Incremental LNG Supply Required by 2030 Global LNG Supply LNG Projected Demand Growth by Region 2018 to 2030 mtpa Over 230 mtpa of Demand Growth Projected mtpa 600 LNG Trade 60 Forecast 52 NewSupply +100 LK 500 50 mtpa 49 2018 to 2030 BD CAGR: 4.8% 40 40 43 400 PH Supply: Existing and UnderExistingConstruction and Supply: USA VN SG 30 PK 300 MY Australia 20 ID 200 Qatar IN 15 Russia 10 13 100 TH 8 7 5 0 S.Asia China Europe S.E.Asia Bunkers MENA Latam JKT (net) Other 0 2000 2005 2010 2015 2020 2025 2030 Philippines (PH) Vietnam (VN) Singapore (SG) Malaysia (MY) Sri Lanka (LK) 26 Source: Cheniere Research estimates; Wood Mackenzie for historical figures Area chart includes all recent FIDs to September 5, 2019 such as Golden Pass, SPL T6, Mozambique LNG, Calcasieu Pass and Arctic LNG 2

CHENIERE ENERGY, INC. FINANCIAL UPDATE

Third Quarter 2019 Results Summary Results HighlightsThree Primary Financial Priorities for 2019 ($ millions, except per share and LNG data) 3Q 2019 2Q 2019 YTD 2019 YTD 2018 73% of LNG volumes recognized in income in 3Q 2019 Revenues $2,170 $2,292 $6,723 $5,604 from our projects sold under long-term SPAs(2) Operating Income $307 $432 $1,345 $1,508 Net Income (Loss) 1 $(318) $(114) $(291) $404 3Q 2019 Distributable Cash Flow ~$200 million Net Income (Loss) per Share 1 $(1.25) $(0.44) $(1.13) $1.65 YTD Distributable Cash Flow ~$520 million Consolidated Adjusted EBITDA $694 $615 $1,959 $2,007 LNG Exported Date of first commercial delivery achieved under 20-year LNG Volumes Exported (TBtu) 383 361 1,054 691 SPAs with Total and Centrica for Sabine Pass Train 5 LNG Cargoes Exported 108 104 299 193 LNG Volumes Recognized in Income (TBtu) 3Q 2019 net loss impacted by non-cash loss from changes in fair value of commodity and interest rate derivatives and LNG Volumes from Liquefaction Projects 364 352 998 731 impairment of equity method investment in Midship Third-Party LNG Volumes 8 5 31 44 Note: YTD through September 30 of each respective year. Consolidated Adjusted EBITDA and Distributable Cash Flow are non-GAAP measures. A definition of these non-GAAP measures and a reconciliation to Net income (loss) attributable to common stockholders, the most comparable U.S. GAAP measure, is included in the appendix. 1. Reported as Net income (loss) attributable to common stockholders and Net income (loss) per share attributable to common stockholders – diluted on our Consolidated Statement of Operations. 2. Long-term SPAs as referred to above includes any contract with an initial term of at least 15 years. 28

2019 and 2020 Full Year Guidance ThreeFull Year Primary 2019 FinancialGuidance Priorities for 2019 Three2020 Outlook Primary Financial Priorities for 2019 ($ billions, except per unit data) Stable operations with seven Trains in service through the entire year Consolidated Adjusted EBITDA $2.9 - $3.2 Distributable Cash Flow $0.6 - $0.8 SPAs currently in effect for six Trains CQP Distribution per Unit $2.35 - $2.55 • DFCD of Corpus Christi Train 2 SPAs expected in May 2020 Of total volume produced at Cheniere facilities in 2020, we expect ThreeFull Year Primary 2020 FinancialGuidance Priorities for 2019 approximately 7.5 million tonnes available for marketing • Marketing volumes weighted to first half of year, significant portion pre- sold physically or financially ($ billions, except per unit data) • Forecast assumes production efficiencies, maintenance optimization Consolidated Adjusted EBITDA $3.8 - $4.1 efforts, and 2019 debottlenecking projects Distributable Cash Flow $1.0 - $1.3 Forecast $1 change in market margin would impact 2020 CQP Distribution per Unit $2.55 - $2.65 Consolidated Adjusted EBITDA by ~$100 million Note: Consolidated Adjusted EBITDA and Distributable Cash Flow are non-GAAP measures. A definition of these non-GAAP measures and a reconciliation to Net income attributable to common stockholders, the most comparable U.S. GAAP measure, is included in the appendix. 29

Balance Sheet Management and Capital Allocation Update ThreeKey Achievements Primary Financial Priorities for 2019 ThreeProject Primary-Level Debt Financial Maturities Priorities for 2019 CQP issued $1.5B 4.50% Senior Notes due 2029 CCH/CEI To term out CQP term loan balance and for general corporate purposes, including $10.0 construction cost of Sabine Pass Train 6 CEI and CCH Convertible Notes $8.0 Bolsters SPL credit metrics and de-securitizes balance sheet CCH - Credit Facility $6.0 CCH - Senior Bullet Notes CCH received investment grade credit ratings $4.6 CCH - Amortizing Notes $4.0 Investment grade senior secured ratings of BBB- from Fitch and S&P and $3.1 investment grade issuer default rating of BBB- from Fitch $3.3 $2.0 $1.6 $1.4 $1.3 $1.5 $1.5 $1.5 $1.2 CCH issued $727MM 4.80% Senior Secured Notes due 2039 and $0.0 $0.6 $475MM 3.925% Senior Secured Notes due 2039 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 … 2039 … 2045 Private placement transactions with Allianz, BlackRock, and MetLife SPL/CQP Proceeds used to term out balances under Corpus credit facility $10.0 CQP - Senior Bullet Notes Fully amortizing with weighted average life of 15 years, will strengthen project-level $8.0 SPL - Senior Bullet Notes credit metrics and reduce consolidated leverage over time SPL - Amortizing Notes $6.0 CCH issued $1.5B 3.70% Senior Secured Notes due 2029 $3.5 Inaugural investment grade bond issuance at CCH to term out balances under $4.0 $2.6 Corpus credit facility $1.5 $2.0 $1.1 $2.0 $1.5 $2.0 $2.0 $1.5 $1.5 $1.5 Through 3Q 2019 repurchased ~2.5MM shares for $159MM and $1.0 $1.4 $0.8 $0.0 prepaid $70MM of outstanding debt under CCH credit facility 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 … 2037 Note: Debt maturities as of November 13, 2019, the date of closing of the CCH Senior Secured Notes due 2029, excludes working capital facilities and revolving credit facilities. CEI and CCH Convertible Notes shown at maturity date at value of total principal plus PIK interest due at estimated time of conversion. Estimated conversion date may be prior to maturity date. 30

Run-Rate Guidance 9 Trains (2023) SPL T1-6, ($bn, except per share and per unit amounts or unless otherwise noted) CCL T1-3 CEI Consolidated Adjusted EBITDA $5.2 - $5.6 Less: Distributions to CQP Non-Controlling Interest ($0.9) - ($1.0) Less: CQP Interest Expense / SPL Interest Expense / Other ($1.1) Less: CEI Interest Expense / CCH Interest Expense / Other ($0.7) CEI Distributable Cash Flow $2.5 - $2.9 CEI Distributable Cash Flow per Share(1) $8.40 - $9.60 CQP Distributable Cash Flow per Unit $3.70 - $3.90 Note: Numbers may not foot due to rounding. Range driven by production and assumes CMI margin of $2.50/MMBtu, 80/20 profit-sharing tariff with SPL/CCH. Interest rates at SPL and CCH for refinancings assumed to be 5.50%. Average tax rate as percentage of pre-tax cash flow expected to be 0-5% in the 2020s and 15-20% in the 2030s. Consolidated Adjusted EBITDA, Distributable Cash Flow, Distributable Cash Flow per Share and Distributable Cash Flow per Unit are non-GAAP measures. A definition of these non-GAAP measures is included in the appendix. We have not made any forecast of net income on a run-rate basis, which would be the most directly comparable measure under GAAP, and we are unable to reconcile differences between these run-rate forecasts and net income. (1) Assumed share count of ~300mm shares pro-forma for conversion of CEI and CCH Convertible Notes. 31

Run-Rate Guidance: Impact of Stage 3 at Corpus

($bn, except per share amounts or unless otherwise noted)	9 Trains (2023) SPL T1-6, CCL T1-3	+ CCL Stage 3 [2]	9 Trains + CCL Stage 3 (2026) SPL T1-6, CCL T1-3 + Stage 3
CEI Consolidated Adjusted EBITDA	$5.2 - $5.6	$0.9 - $1.1	$6.0 - $6.6
Less: Distributions to CQP Non-Controlling Interest	($0.9) - ($1.0)	$0.0	($0.9) - ($1.0)
Less: CQP Interest Expense / SPL Interest Expense / Other	($1.1)	$0.0	($1.1)
Less: CEI Interest Expense / CCH Interest Expense / Other	($0.7)	($0.2)	($0.9)
CEI Distributable Cash Flow	$2.5 - $2.9	$0.6 - $0.8	$3.1 - $3.7
CEI Distributable Cash Flow per Share [1]	$8.40 - $9.60	$2.10 - $2.90	$10.50 - $12.50

Projected CEI Run-Rate EBITDA and DCF / share would increase by ~17% and ~28% respectively with CCL Stage 3

Note: Numbers may not foot due to rounding. '9 Trains Online' and '9 Trains Online + Stage 3' range driven by production and assumes CMI margin of $2.50/MMBtu, 80/20 profit-sharing tariff with SPL/CCH. Stage 3 range driven by production and contracting margin / volume. Interest rates at SPL and CCH for refinancings assumed to be 5.50%. Guidance shown prior to impact of debt paydown and share repurchases. Average tax rate as percentage of pre-tax cash flow expected to be 0-5% in the 2020s and 15-20% in the 2030s. Consolidated Adjusted EBITDA, Distributable Cash Flow and Distributable Cash Flow per Share are non-GAAP measures. We have not made any forecast of net income on a run-rate basis, which would be the most directly comparable measure under GAAP, and we are unable to reconcile differences between these run-rate forecasts and net income.

(1) Assumed share count of ~300mm shares pro-forma for conversion of CEI and CCH Convertible Notes.

(2) Assumes 50 / 50 debt / equity funding.

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CEI Financial Priorities Reinvest and return capital remain focus ▪ Focused on accretive growth opportunities at Corpus Christi, starting with Stage 3 ▪ Projected returns via share repurchases is benchmark against which capital allocation decisions are measured Long-term sustainable balance sheet paramount ▪ Multiyear goal to reach investment grade credit ratings at all entities ▪ Train 6 financed with less than 50% leverage and defers amortization at SPL to late 2020s (CCH remains late 2020s) ▪ Underpins growth and business model flexibility with low cost of capital, through cycle market access and counterparty risk protection Opportunistically reduce complexity of corporate structure ▪ Closed merger with CQH in stock for stock transaction in September 2018 Achieve corporate IG ratings and continued ratings improvement at project companies ▪ Business model necessitates for SPL and CCH to be strong creditworthy project entities ▪ SPL ratings of BBB- / Baa3 / BBB- at S&P, Moody’s and Fitch respectively further bolstered by Train 6 funded unlevered at SPL level ▪ CCH ratings of BBB- / Ba1 (Positive) / BBB- at S&P, Moody’s and Fitch respectively Opportunistically term out credit facilities to diversify maturities and better match annual cash flows ▪ Fully termed out CQP and portion of CCH bank debt; $4.1B outstanding bonds at CQP and ~$7.0B at CCH ▪ Reductions in CQP and CCH bank debt freed up bank capital to support CEI revolver and Train 6 financing ▪ Plan to refinance a portion of CCH bank debt with CCH secured bonds and CEI unsecured bonds and to repay a portion with cash flow 33

Capital Allocation Backdrop

Unprecedented period of investment



Cumulative spend ($bn)
$30
$25
$20
$15
$10
$5
$0
~$25BN Invested to Date
~$3BN Remaining Investment
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21
Mar-22
Sep-22
Mar-23
Unlevered Spend - Total SPL and CCH Project

Annual EBITDA ramping



($mm)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
2016A
2017A
2018A
2019E
2020E
9-Train Run-Rate
Consolidated Adjusted EBITDA

Accretive brownfield opportunities remain priority



~5 Mtpa
~20 Mtpa
~35 Mtpa
~10 Mtpa
Sabine Train 6 (2019 FID)
CCL Stage 3 (2020 FID)
Additional Expansion (early 2020s)

Strategic to be a creditworthy counterparty at our scale

- ✓ Significant consumer of natural gas in the U.S.
- ✓ Top charterer of LNG vessels in 2018 (short-term fixtures)
- ✓ 2nd largest operator of LNG globally
- ✓ Substantial firm capacity holder on U.S. interstate pipelines

Evolution of LNG commercial offering keeps Cheniere at forefront



IPM
DES
FOB
Tolling (Regas)
2004
2012
2018
2019

Path in place to be Investment Grade at all entities



Mid 5.0x's
BB Range
Mid to High 4.0x's
BBB Range
9-Train Run-Rate
Growth & Balance Sheet
Consolidated Debt / EBITDA

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CHENIERE

Capital Allocation Priorities 1 Continue to pursue accretive growth projects ▪ “Tie goes to growth” ▪ Fund SPL Train 6 and pursue attractive debottlenecking opportunities ▪ Equity fund 50% of Corpus Christi Stage 3 once commercialized (2020 FID Targeted) 2 De-lever consolidated enterprise ▪ Aim for mid to high 4.0x consolidated debt-to-EBITDA ▪ Solidify resiliency at project companies (SPL and CCH) ▪ Goal of enterprise-wide investment grade ratings in ~3-5 years 3 Allocate excess capital in financially responsible way ▪ Initiated 3-year, $1.0bn share repurchase program ▪ Corpus Christi Stage 3 timing key driver of liquidity 35

Growth Investment Considerations To Reach FID ThreeInvestment Primary Framework Financial Principles Priorities for 2019 Unlevered Contracting Deleveraging CEI Economics Economics ✓ Sign creditworthy ✓ Earn attractive ✓ Ensure sufficient ✓ FID projects that contracts to underpin unlevered returns at the equity funding options to exceed cost of equity with growth while targeting project level under improve project coverage superior returns relative to 80% to 95% of conservative LNG market ratios and overall return in prevailing LNG liquefaction capacity margin scenarios consolidated run-rate stock price under long-term contracts credit metrics Cheniere’s growth strategy prioritizes organic brownfield opportunities that exceed return thresholds while strengthening the long-term balance sheet 36

Balance Sheet Strategy

Target mid-to-high 4X consolidated debt-to-EBITDA to achieve investment grade credit ratings

- Focus on simple consolidated credit metrics (Debt / EBITDA) for corporate entities CEI and CQP
- Plan to migrate a portion of project level debt to corporate levels to de-lever projects, defer debt amortization requirements, and reduce total secured debt
  - Based on CEI and CQP credit capacity, no need to start project debt amortization until late 2020s
- Plan to pay down ~$3 - ~$4 billion of consolidated debt through the early 2020s to achieve investment grade corporate ratings along with investment grade project ratings
  - Prioritizing repayment of secured callable or maturing debt to bolster project ratings in BBB range, reduce more restrictive debt and lessen subordination of the CEI-level credit profile
  - With majority of available discretionary cash over 5-year time horizon in later years, bulk of debt paydown expected in early 2020s

Strategic Rationale

- ✓ CEI IG credit can support CMI's competitive position and business model flexibility
- ✓ Growth most effectively underpinned by strong balance sheet that is sustainable through cycle
- ✓ Attract new equity investors with a balance sheet more consistent with our large midstream peers
- ✓ Greater depth, stability and pricing in IG debt capital markets for issuance needs

37
CHENIERE

Balance Sheet Strategy (Cont’d.) ThreeDebt Maturity Primary Stacks Financial Priorities for 2019 ($bn) CCH/CEI ($bn) SPL/CQP $10.0 $10.0 CQP - Senior Bullet Notes CEI and CCH Convertible Notes SPL - Senior Bullet Notes $8.0 CCH - Credit Facility $8.0 SPL - Amortizing Notes $6.0 CCH - Senior Bullet Notes $6.0 $4.6 CCH - Amortizing Notes $3.5 $4.0 $4.0 $3.1 $2.6 $3.3 $1.5 $2.0 $1.6 $2.0 $1.1 $2.0 $1.5 $2.0 $2.0 $1.4 $1.3 $1.5 $1.5 $1.5 $1.2 $1.0 $1.5 $1.5 $1.4 $1.5 $0.8 $0.0 $0.6 $0.0 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 … 2039 … 2045 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 … 2037 ThreePath to Primary Mid-to- HighFinancial 4x Consolidated Priorities for Debt2019 / EBITDA ThreeProject Primary Level Refinancing Financial Priorities Strategy for 2019 Mid 5x Range Project Level Maturities Low 5x Range Mid-to-High 4x Range ✓ Senior Secured Bonds at Project Level 5.0x ✓ Senior Unsecured Bonds at Corporate Level 4.0x Corpus Stage 3 Consolidated ✓ Repayment with cash flow Financed Debt Reduction 3.0x 50/50 Debt/Equity ~$3-$4B ▪ Repayment commenced in Q3 with CCH Credit Facility as part of capital allocation strategy 2.0x Goal 1.0x – ▪ Delever projects to remain comfortably in BBB range and provide Consolidated Debt EBITDA/ Current 9-Train Run-Rate With CCL Stage 3 FID With Balance Sheet Strategy ratings upside 38 Note: Debt maturities as of November 13, 2019, the date of closing of the CCH Senior Secured Notes due 2029, excludes working capital facilities and revolving credit facilities. CEI and CCH Convertible Notes shown at maturity date at value of total principal plus PIK interest due at estimated time of conversion. Estimated conversion date may be prior to maturity date.

Capital Return Strategy $1.0 billion share repurchase program authorized ▪ 3-year program began in late 2Q 2019 ▪ Total of ~2.5 million shares repurchased for $159MM through 3Q 2019 ▪ Flexible to company and tax-efficient to shareholders Actual share repurchase timing and amount dependent on: ▪ Expected excess liquidity over time ▪ Growth capital needs (Corpus Christi Stage 3 timing is key driver) ▪ Projected returns via share repurchase with design to be more opportunistic at conservative valuations Revisit dividend annually ▪ Goal for meaningful dividend once initiated 39

APPENDIX

Cheniere’s Climate and Sustainability Principles Aiming to achieve a resilient, sustainable business model is a key part of our foundation Science Operational Excellence We promote and follow peer-reviewed We design and operate our facilities to reduce science to assess our impacts, anchor our environmental impacts engagements, and determine our actions Sustainability efforts begin on the ground. We We support climate science and research employ environmental prudence, scientific through our engagements with research entities research, and technological advancements to and think tanks to inform policies and decision- ensure disciplined operations and excellence. making. Supply Chain Transparency We work with our partners to reduce We communicate openly and proactively with environmental impacts throughout our supply our stakeholders chain Engagements with our stakeholders must be As the largest domestic consumer of natural gas, respectful, transparent, and factual. Transparent we connect U.S. producers to global markets. performance reporting will be the basis of We work with our natural gas suppliers to share building trust. best practices and research, and to promote a low emissions profile for Cheniere’s LNG. 41

Cheniere Debt Summary


Cash Balance: ~$2.5B(1)
Cheniere Energy, Inc.
$1.4B PIK Convertible Notes due 2021 (4.875%)
$0.63B Convertible Notes due 2045 (4.250%)
$1.25B Senior Secured Revolving Credit Facility due 2022
Cheniere Energy, Inc. (NYSE American: LNG)
Cheniere CCH Holdco II, LLC
$1.6B Senior Secured Convertible Notes due 2025
Cheniere Corpus Christi Holdings, LLC
~$3.3B Credit Facility due 2024
$1.25B Notes due 2024 (7.000%)
$1.5B Notes due 2025 (5.875%)
$1.5B Notes due 2027 (5.125%)
$1.5B Notes due 2029 (3.700%)
$0.73B Notes due 2039 (4.800%)
$0.48B Notes due 2039 (3.925%)
$1.2B Working Capital Facility due 2023
CQP GP (& IDRs)
Cheniere Marketing
Cheniere Corpus Christi Holdcos(2)
Cheniere Energy Partners, L.P.
$1.5B Notes due 2025 (5.250%)
$1.1B Notes due 2026 (5.625%)
$1.5B Notes due 2029 (4.500%)
$0.75B Senior Secured Revolving Credit Facility due 2024
Cheniere Energy Partners, L.P. (NYSE American: CQP)
Corpus Christi Liquefaction
Cheniere Corpus Christi Pipeline
Sabine Pass LNG
Cheniere Creole Trail Pipeline
Sabine Pass Liquefaction
Sabine Pass Liquefaction, LLC
$2.0B Notes due 2021 (5.625%)
$1.0B Notes due 2022 (6.250%)
$1.5B Notes due 2023 (5.625%)
$2.0B Notes due 2024 (5.750%)
$2.0B Notes due 2025 (5.625%)
$1.5B Notes due 2026 (5.875%)
$1.5B Notes due 2027 (5.000%)
$1.35B Notes due 2028 (4.200%)
$0.8B Notes due 2037 (5.000%)
$1.2B Working Capital Facility due 2020
Publicly Traded Equity
Operating Entity
Non-Operating Entity

Note: This organizational chart is provided for illustrative purposes only, is not and does not purport to be a complete organizational chart of Cheniere. CEI and CCH Convertible Notes shown at value of total principal plus PIK interest due at estimated time of conversion. Estimated conversion date may be prior to maturity date. Debt balances as of November 13, 2019, the date of closing of the CCH Senior Secured Notes due 2029.

(1) Unrestricted cash balance as of September 30, 2019. Includes unrestricted cash of $1.7 billion held by Cheniere Energy Partners, L.P.

(2) Includes Cheniere CCH Holdco I and II and Cheniere Corpus Christi Holdings

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CHENIERE

Reconciliation to Non-GAAP Measures

Regulation G Reconciliations

This presentation contains non-GAAP financial measures. Consolidated Adjusted EBITDA, Distributable Cash Flow, Distributable Cash Flow per Share, and Distributable Cash Flow per Unit are non-GAAP financial measures that we use to facilitate comparisons of operating performance across periods. These non-GAAP measures should be viewed as a supplement to and not a substitute for our U.S. GAAP measures of performance and the financial results calculated in accordance with U.S. GAAP and reconciliations from these results should be carefully evaluated.

Consolidated Adjusted EBITDA represents net income (loss) attributable to Cheniere before net income (loss) attributable to the non-controlling interest, interest, taxes, depreciation and amortization, adjusted for certain non-cash items, other non-operating income or expense items, and other items not otherwise predictive or indicative of ongoing operating performance, as detailed in the following reconciliation. Consolidated Adjusted EBITDA is not intended to represent cash flows from operations or net income (loss) as defined by U.S. GAAP and is not necessarily comparable to similarly titled measures reported by other companies.

We believe Consolidated Adjusted EBITDA provides relevant and useful information to management, investors and other users of our financial information in evaluating the effectiveness of our operating performance in a manner that is consistent with management's evaluation of business performance. We believe Consolidated Adjusted EBITDA is widely used by investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation and amortization which vary substantially from company to company depending on capital structure, the method by which assets were acquired and depreciation policies. Further, the exclusion of certain non-cash items, other non-operating income or expense items, and items not otherwise predictive or indicative of ongoing operating performance enables comparability to prior period performance and trend analysis.

Consolidated Adjusted EBITDA is calculated by taking net income (loss) attributable to common stockholders before net income (loss) attributable to non-controlling interest, interest expense, net of capitalized interest, changes in the fair value and settlement of our interest rate derivatives, taxes, depreciation and amortization, and adjusting for the effects of certain non-cash items, other non-operating income or expense items, and other items not otherwise predictive or indicative of ongoing operating performance, including the effects of modification or extinguishment of debt, impairment expense and loss on disposal of assets, changes in the fair value of our commodity and foreign currency exchange ("FX") derivatives and non-cash compensation expense. We believe the exclusion of these items enables investors and other users of our financial information to assess our sequential and year-over-year performance and operating trends on a more comparable basis and is consistent with management's own evaluation of performance.

Distributable Cash Flow is defined as cash received, or expected to be received, from Cheniere's ownership and interests in CQP and Cheniere Corpus Christi Holdings, LLC, cash received (used) by Cheniere's integrated marketing function (other than cash for capital expenditures) less interest, taxes and maintenance capital expenditures associated with Cheniere and not the underlying entities. Management uses this measure and believes it provides users of our financial statements a useful measure reflective of our business's ability to generate cash earnings to supplement the comparable GAAP measure.

Distributable Cash Flow per Share and Distributable Cash Flow per Unit are calculated by dividing Distributable Cash Flow by the weighted average number of common shares or units outstanding.

We believe Distributable Cash Flow is a useful performance measure for management, investors and other users of our financial information to evaluate our performance and to measure and estimate the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and expending sustaining capital, that could be used for discretionary purposes such as common stock dividends, stock repurchases, retirement of debt, or expansion capital expenditures. Management uses this measure and believes it provides users of our financial statements a useful measure reflective of our business's ability to generate cash earnings to supplement the comparable GAAP measure.

Distributable Cash Flow is not intended to represent cash flows from operations or net income (loss) as defined by U.S. GAAP and is not necessarily comparable to similarly titled measures reported by other companies.

Non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP, and should be evaluated only on a supplementary basis.

Consolidated Adjusted EBITDA

The following table reconciles our Consolidated Adjusted EBITDA to U.S. GAAP results for the three and nine months ended September 30, 2019 and 2018 and the three months ended June 30, 2019 (in millions):

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Three Months Ended June 30, 2019	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Net income (loss) attributable to common stockholders	$ (318)	$ 65	$ (114)	$ (291)	$ 404
Net income attributable to non-controlling interest	58	162	116	370	573
Income tax provision (benefit)	(3)	3	—	—	15
Interest expense, net of capitalized interest	395	221	372	1,014	653
Loss on modification or extinguishment of debt	27	12	—	27	27
Derivative loss (gain), net	78	(23)	74	187	(132)
Other expense (income)	70	(15)	(16)	38	(32)
Income from operations	$ 307	$ 425	$ 432	$ 1,345	$ 1,508
Adjustments to reconcile income from operations to Consolidated Adjusted EBITDA:					
Depreciation and amortization expense	213	113	204	561	333
Loss (gain) from changes in fair value of commodity and FX derivatives, net	142	(6)	(56)	(41)	96
Total non-cash compensation expense	31	22	31	87	55
Impairment expense and loss on disposal of assets	1	8	4	7	8
Legal settlement expense	—	7	—	—	7
Consolidated Adjusted EBITDA	$ 694	$ 569	$ 615	$ 1,959	$ 2,007

Consolidated Adjusted EBITDA and Distributable Cash Flow

The following table reconciles our actual Consolidated Adjusted EBITDA and Distributable Cash Flow to Net income attributable to common stockholders for the three months ended September 30, 2019 and 2018, the nine months ended September 30, 2019, and forecast amounts for full year 2019 and full year 2020 (in billions):

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Full Year 2019	Full Year 2020
Net income (loss) attributable to common stockholders	$ (0.32)	$ 0.07	$ (0.29)	$ (0.2) - $ 0.0	$ 0.3 - $ 0.5
Net income attributable to non-controlling interest	0.06	0.16	0.37	0.5 - 0.6	0.7 - 0.8
Income tax provision (benefit)	(0.00)	0.00	0.00	0.0	0.2
Interest expense, net of capitalized interest	0.40	0.22	1.01	1.5	1.6
Depreciation and amortization expense	0.21	0.11	0.56	0.8	0.9
Other expense, financing costs, and certain non-cash operating expenses	0.35	0.01	0.31	0.3 - 0.4	0.1
Consolidated Adjusted EBITDA	$ 0.69	$ 0.57	$ 1.96	$ 2.9 - $ 3.2	$ 3.8 - $ 4.1
Distributions to CQP non-controlling interest	(0.15)	(0.14)	(0.45)	(0.6)	(0.6)
SPL and CQP cash retained and interest expense	(0.23)	(0.31)	(0.83)	(1.5)	(1.6)
Cheniere interest expense, income tax and other	(0.11)	(0.01)	(0.17)	(0.3)	(0.6)
Cheniere Distributable Cash Flow	$ 0.20	$ 0.11	$ 0.52	$ 0.6 - $ 0.8	$ 1.0 - $ 1.3

Note: Totals may not sum due to rounding.

43

CHENIERE

CHENIERE ENERGY, INC. INVESTOR RELATIONS CONTACTS Randy Bhatia Vice President, Investor Relations – (713) 375-5479, randy.bhatia@cheniere.com Megan Light Director, Investor Relations – (713) 375-5492, megan.light@cheniere.com